UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2022

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, SAN DIEGO, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 9, 2022, the Board of Directors (the “Board”) of Jack in the Box Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee, appointed Guillermo Diaz, Jr. as a member of the Board, effective September 26, 2022, to serve until the next annual meeting of shareholders.

There is no arrangement or understanding pursuant to which Mr. Diaz was appointed as a director and there are no related party transactions between the Company and Mr. Diaz within the meaning of Item 404(a) of the Regulation S-K promulgated by the Securities and Exchange Commission. The Board has determined that Mr. Diaz satisfies the requirements of independence under the NASDAQ listing standards and the additional Director Independence Guidelines adopted by the Board for service on the Board and committees of the Board, including the Audit and Compensation Committees.

The Board has not yet appointed Mr. Diaz to any Board committees.

For service as a non-management director during the Company’s fiscal year 2022, Mr. Diaz will receive a pro rata portion of an annual (i) Board service cash retainer of $65,000 and (ii) if and upon appointment to any committees, committee membership cash retainers ranging from $5,000 to $10,000 depending on the committee. He will also be eligible for awards of equity in the form of restricted stock units (RSUs). Non-employee director RSU awards are generally made each February or March and vest one year from the date of grant.  Under the Company’s Deferred Compensation Plan for Non-Management Directors, directors may elect to defer payment of all or any part of their retainers. Mr. Diaz and the Company will also enter into the Company’s standard form of Directors Indemnification Agreement, the form of which is attached to the Company’s Form 10-Q, filed August 10, 2012, as Exhibit 10.11.

On September 14, 2022, the Company issued a press release on Mr. Diaz’s appointment to the Jack in the Box Inc. Board of Directors, which is furnished as Exhibit 99.1 and is attached to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
No.	Description

99.1	Press Release of Jack in the Box Inc. dated September 14, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

Date: September 14, 2022	/s/ Darin Harris
Darin Harris
Chief Executive Officer